CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our
report  included  in  this  Form  10-K  into  the  Company's   previously  filed
Registration Statements, File Nos. 33-48420 and 33-8277.


                                             /s/  Arthur Andersen LLP
                                             ------------------------
                                             Arthur Andersen LLP

New York, New York
May 16, 1996
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